                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    June 17, 1999
                                                           -------------



                               STM WIRELESS, INC.
             (Exact name of Registrant as specified in its charter)



               Delaware                 0-19923                95-3758983
--------------------------------------------------------------------------------
      (State or other jurisdiction    (Commission            (IRS Employer
           of incorporation)          File Number)         Identification No)



               One Mauchly, Irvine, California               92618
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code (949) 753-7864
                                                          --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Items 1, 3, 4, 6, 8 and 9 are not applicable.

Items 2 and 5 Acquisition and Disposition of Assets and Other Events.

       Reference is made to the press release issued to the public by STM on July 1, 1999, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

Item 7 Financial Statements and Exhibits

       (a)  Financial Statements

            Not Applicable

       (b)  PRO FORMA CONDENSED FINANCIAL STATEMENTS


On June 17, 1999, STM Wireless, Inc. (STM or the Company) reduced its ownership in Direc-To-Phone International, Inc. (DTPI) from 75% to approximately 44% through the sale of substantially all of its preferred stock in DTPI for approximately $7,100,000 million. In addition, on June 3, 1999, DTPI announced the appointment of Claude Burgio as Chairman and Chief Executive Officer of DTPI. As a result, STM will only own approximately 44% of the voting stock of DTPI, and will not control the Board of Directors of DTPI. Therefore, going forward, STM will account for the investment in DTPI on the equity basis.

As part of this transaction, the Company's account payable to REMEC was paid down and the Company made a prepayment to REMEC for the purchase of future product commitments from REMEC. Additionally, DTPI paid down $2,500,000 of its note payable to STM, and $1,400,000 of its intercompany balance to STM. In connection with the transaction, STM also agreed to a concession of $1,600,000 to DTPI and to an increase in the purchase price of future product commitments from REMEC of approximately $1,458,000.

On June 18, 1999, the Company reached agreement with Trade Bank to extend its loan facility through August 31, 1999, and permanently reduced its indebtedness to Trade Bank by approximately $2,200,000 million.

The following unaudited pro forma financial data presents the Pro Forma Balance Sheet on March 31, 1999, giving effect to DTPI on an equity basis and other transactions as noted above as if they had occurred, on that date. Also presented are the Pro Forma Statements of Operations for the three months ended March 31, 1999, and the fiscal year ended December 31, 1998, after giving effect to accounting for DTPI on an equity basis as if STM had reduced its ownership on January 1, 1998. The pro forma data is based on the historical consolidated financial statements of STM Wireless, Inc. and the historical results of DTPI giving effect to the adjustments outlined in the accompanying Notes to Unaudited Pro Forma Financial Data.

The unaudited pro forma data is provided for comparative purposes only. It does not purport to be indicative of the results that actually would have occurred if the transaction had been consummated on the date indicated or which may be obtained in the future. The pro forma financial data should be read in conjunction with the notes thereto contained elsewhere herein and the audited consolidated financial statements of the Company and the related notes thereto.


                              STM WIRELESS, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                March 31, 1999
                     (in thousands, except per share data)
                                  (unaudited)



                                                                     Historical                      Pro Forma
                                                   ------------------------------------------------------------------------
                                                                          Less:
                                                                       Reclass. of
                                                                         Balances
                                                                       Attributable      Adjust.
                                                        Consolidated        to           Increase     Adjust.     Remaining
ASSETS                                                      STM            DTPI         (Decrease)      Ref.         STM
                                                   ------------------------------------------------------------------------
Current assets:
  Cash and cash equivalents                                $ 8,870       $ (3,870)        $ 6,400       a(1)        $ 9,200
                                                                                           (2,200)      a(4)
  Short-term investments                                       612              -               -                       612
  Restricted cash and short term investments                 3,258            (75)              -                     3,183
  Accounts receivable, net                                  10,790         (4,711)            347       a(3)          6,426
  Inventories, net                                          14,001           (626)              -                    13,375
  Current portion of long-term receivables                     209              -               -                       209
  Prepaid expenses and other current costs                     306            (76)              -                       230
                                                           -------       --------         -------                   -------
     Total current assets                                   38,046         (9,358)          4,547                    33,235

Property and equipment, net                                 10,433         (1,399)              -                     9,034
Equity and other investments                                 4,978         (4,821)              -                       157
DTPI Equity Investment                                           -         (5,445)         (2,500)      a(1)              -
                                                                                           (2,613)      a(1)
                                                                                            3,058       a(2)
                                                                                            7,500       a(3)
Other assets                                                   402            (26)              -                       376
                                                           -------       --------         -------                   -------
                                                           $53,859       $(21,049)        $ 9,992                   $42,802
                                                           =======       ========         =======                   =======



                              STM WIRELESS, INC.
            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONT.)
                                March 31, 1999
                     (in thousands, except per share data)
                                  (unaudited)

                                                                      Historical                       Pro Forma
                                                   -------------------------------------------------------------------------
                                                                          Less:
                                                                       Reclass. of
                                                                        Balances
                                                                      Attributable        Adjust.
                                                      Consolidated         to             Increase     Adjust.     Remaining
                                                           STM            DTPI           (Decrease)      Ref.         STM
                                                   -------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term borrowings                                   $ 10,650        $      -         $(2,200)      a(4)       $  8,450
  Current portion of long-term debt                            386               -               -                       386
  Accounts payable                                           9,075            (646)         (2,613)      a(1)          5,816
  Accrued liabilities                                        7,423            (481)            530       a(2)          7,472
  Customer deposits                                          1,248             (70)              -                     1,178
  Income taxes payable                                         950               -               -                       950
  Intercompany payable                                           -          (3,347)          1,400       a(1)              -
                                                                                             1,600       a(2)
                                                                                               347       a(3)
                                                          --------        --------         -------                  --------
     Total current liabilities                              29,732          (4,544)           (936)                   24,252

Other long-term liabilities                                      -               -             928       a(2)            928
Note payable to STM                                              -         (10,000)          2,500       a(1)              -
                                                                                             7,500       a(3)
Long-term debt                                               4,327               -               -                     4,327
Redeemable minority interest                                 6,505          (6,505)              -                         -
Stockholders' equity
  Preferred stock                                                -               -               -                         -
  Common stock                                                   7               -               -                         7
  Additional paid in capital                                38,140               -               -                    38,140
  Accumulated deficit                                      (24,852)              -               -                   (24,852)
                                                          --------        --------         -------                  --------
     Total Stockholders' equity                             13,295               -               -                    13,295
                                                          --------        --------         -------                  --------
                                                          $ 53,859        $(21,049)        $ 9,992                  $ 42,802
                                                          ========        ========         =======                  ========

    See accompany notes to pro forma condensed consolidated financial data


                              STM WIRELESS, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   For the Three Months Ended March 31, 1999
                     (in thousands, except per share data)
                                  (unaudited)

                                                                    Historical                       Pro Forma
                                                 -------------------------------------------------------------------------
                                                                       Less:
                                                                      Balances
                                                                    Attributable        Adjust.
                                                    Consolidated         to             Increase     Adjust.     Remaining
                                                         STM            DTPI           (Decrease)      Ref.         STM
                                                 -------------------------------------------------------------------------
Revenues
  Products                                               $ 2,626         $  (939)        $   798    b(1)           $ 2,485
  Services                                                   465             (51)              -                       414
                                                         -------         -------         -------                   -------
     Total revenues                                        3,091            (990)            798                     2,899

Cost of revenues
  Products                                                 3,334          (1,251)            550    b(1)             2,633
  Services                                                 1,086            (876)              -                       210
                                                         -------         -------         -------                   -------
     Total cost of revenues                                4,420          (2,127)            550                     2,843

Gross profit                                              (1,329)          1,137             248                        56
Operating costs
  Selling, general and administrative expenses             3,010            (969)              -                     2,041
  Research and development costs                           1,516               -               -                     1,516
  Restructuring costs                                        617             (97)              -                       520
                                                         -------         -------         -------                   -------
     Total operating costs                                 5,143          (1,066)              -                     4,077
                                                         -------         -------         -------                   -------

Operating loss                                            (6,472)          2,203             248                    (4,021)
Other income (expense)                                        67               -               -                        67
Foreign currency devaluation costs                        (1,554)              5               -                    (1,549)
Interest expense-net                                         245              81               -                      (164)
                                                         -------         -------         -------                   -------
Loss from continuing operations, before minority
 interest and income taxes                                (8,204)          2,289             248                    (5,667)

Income tax expense                                             -               -               -                         -
                                                         -------         -------         -------                   -------
Loss from operations before minority interest             (8,204)          2,289             248                    (5,667)
Equity in net loss of unconsolidated affiliate              (109)            109          (1,124)   b(2)            (1,124)
Minority interest in net loss of consolidated
 subsidiaries                                                150             150               -
                                                         -------         -------         -------                         -
Net loss                                                 $(8,463)        $ 2,548         $  (876)                  $(6,791)
                                                                         -------                                   -------

Net loss per share:
  Basic                                                   $(1.20)                                                   $(0.96)
  Diluted                                                 $(1.20)                                                   $(0.96)
                                                         -------                                                   -------

Common shares used in computing per share
      amounts:
  Basic                                                    7,042                                                     7,042
  Diluted                                                  7,042                                                   -------
                                                         -------                                                     7,042

    See accompany notes to pro forma condensed consolidated financial data


                              STM WIRELESS, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATION
                     For the Year ended December 31, 1998
                     (in thousands, except per share data)
                                  (unaudited)

                                                                      Historical                        Pro Forma
                                                  -------------------------------------------------------------------------
                                                                         Less:
                                                                       Balances
                                                                     Attributable        Adjust.
                                                     Consolidated         to             Increase     Adjust.     Remaining
                                                          STM            DTPI           (Decrease)      Ref.         STM
                                                  -------------------------------------------------------------------------
Revenues
  Products                                               $ 39,355        $(11,647)        $ 3,930       b(1)       $ 31,638
  Services                                                  2,667          (1,956)              -                       711
                                                         --------        --------         -------                  --------
     Total revenues                                        42,022         (13,603)          3,930                    32,349

Cost of revenues
  Products                                                 32,010         (12,378)          3,265       b(1)         22,897
  Services                                                  2,948          (2,160)              -                       788
                                                         --------        --------         -------                  --------
     Total cost of revenues                                34,958         (14,538)          3,265                    23,685

Gross profit                                                7,064             935             665                     8,664
Operating costs
  Selling, general and administrative expenses             12,746          (2,560)                                   10,186
  Research and development costs                            8,102               -               -                     8,102
  Move and relocation charges                                 980               -               -                       980
                                                         --------        --------         -------                  --------
     Total operating costs                                 21,828          (2,560)              -                    19,268
                                                         --------        --------         -------                  --------

Operating loss                                            (14,764)          3,495             665                   (10,604)
Other income (expense)                                        (53)              7               -                       (46)
Gain on sale of assets                                      9,950               -               -                     9,950
Interest-net                                                 (497)            507               -                        10
                                                         --------        --------         -------                  --------
Loss from operations, before equity income
        minority interest and income taxes                 (5,364)          4,009             665                      (690)

Income tax expense                                         (3,698)              -               -                    (3,698)
                                                         --------        --------         -------                  --------
Loss from operations before equity income and              (9,062)          4,009             665                    (4,388)
        minority interest
Equity in net income of unconsolidated affiliate               66             (66)         (2,022)      b(2)         (2,022)
Minority interest in net loss of consolidated
 subsidiaries                                                (410)            450               -                        40
                                                         --------        --------         -------                  --------
Net loss                                                 $ (9,406)       $  4,393         $(1,357)                 $ (6,370)
                                                         ========        ========         =======                  ========

Net loss per share:
  Basic                                                    $(1.36)                                                   $(0.92)
  -----                                                    ------                                                    ------
  Diluted                                                  $(1.36)                                                   $(0.92)
  -------                                                  ------                                                    ------


Common shares used in computing per share amounts:
  Basic                                                     6,936                                                     6,936
  -----                                                    ------                                                    ------
  Diluted                                                   6,936                                                     6,936
  -------                                                  ------                                                    ------

    See accompany notes to pro forma condensed consolidated financial data


                              STM WIRELESS, INC.

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                FINANCIAL DATA

(a) The pro forma condensed consolidated balance sheet has been prepared to reflect the accounting for DTPI on an equity basis.

    The pro forma balance sheet has been adjusted to reflect the following transactions:

    (1) To reflect the sale of preferred shares in DTPI for cash, the repayment of $2,500,000 of the intercompany note and $1,400,000 intercompany balance due from DTPI, and the reduction of approximately
         $2,600,000 accounts payable balances to REMEC upon closing.
    (2) To recognize a concession of $1,600,000 to DTPI in connection with the sale of future products and $1,458,000 to REMEC associated with the purchase of future product commitments.
    (3) To reclassify the intercompany balance and note receivable from DTPI to accounts receivable and to the equity investment, respectively.
    (4)  To reflect the pay-down of $2,200,000 to Trade Bank.

(b) The pro forma condensed consolidated statements of operations give effect to the following pro forma adjustments to reflect:

    (1) The recognition of the external portion of sales to DTPI by STM.
    (2) The recognition of the equity share of the losses of DTPI.

       (c)  Exhibits


               Exhibit No.    Description
               -----------    -----------

                  99.1        Press Release dated July 1, 1999.

                  99.2 Stock Purchase Agreement dated June 17, 1999, by and among STM Wireless, Inc., Pequot Private
                              Equity Fund, L.P. and Pequot Offshore Private
                              Equity Fund, Inc.

                  99.3 Stock Purchase Agreement, dated June 17, 1999, by and between STM Wireless, Inc. and REMEC, Inc.

                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    STM WIRELESS INC.



Date:  July 2, 1999                 By:  /s/ JOSEPH WALLACE
                                         --------------------------------------
                                         Joseph Wallace
                                         Vice President, Finance,
                                         Chief Financial Officer and Secretary